SUPPLEMENT TO THE
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
OCTOBER 20, 1997
PROSPECTUS
   The following information replaces similar information found in the "Breakdown of Expenses" section on page 8.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, t   he Board of Trustees has authorized such payments.
   SUPPLEMENT TO THE
RETIREMENT MONEY MARKET PORTFOLIO
OCTOBER 20, 1997
PROSPECTUS
   The following information replaces similar information found in the "Breakdown of Expenses" section on page 9.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, t   he Board of Trustees has authorized such payments.